Exhibit10.18

DATE OF GRANT:

THE OPTIONS REPRESENTED BY THIS OPTION AGREEMENT AND THE SHARES UNDERLYING SUCH OPTIONS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES OF AMERICA SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW. NEITHER THE OPTIONS OR SHARES MAY BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

SALE AND TRANSFER OF THE OPTIONS AND SHARES MAY ALSO REQUIRE A PROSPECTUS APPROVED FOR PUBLICATION PURSUANT TO THE ISRAELI SECURITIES LAW, 1968 (THE “LAW”). NO APPROVAL HAS BEEN GRANTED PURSUANT TO THE LAW FOR THE PUBLICATION OF A PROSPECTUS FOR THE SALE OR TRANSFER OF THE OPTIONS OR THE SHARES.

GLASSHOUSE TECHNOLOGIES, INC.

102 OPTION AGREEMENT

THIS OPTION AGREEMENT (the “Option Agreement”) is made by and between GlassHouse technologies, Inc, a Delaware corporation (the “Company”), and                      (the “Optionee”).

The 102 Options represented by this Option Agreement may only be exercised in accordance with the terms and conditions of the GlassHouse Technologies, Inc. Israeli Stock Option and Grant Plan, as amended by the Israeli Sub-plan attached thereto as Appendix A (collectively, the “Plan”). A copy of the Plan is provided to this Optionee at the time of issuing these Options.

1. GRANT OF OPTIONS

1.1 Subject to the terms and conditions of the Plan and of this Option Agreement, the Company hereby grants to Optionee the right to purchase (the “Options”) an aggregate of                      (          ) shares of the Company’s common stock (the “Shares”).

1.2 The Options are specifically conditioned on compliance with the terms and conditions set forth herein and in the Plan.

1.3 Capitalized terms used in this Option Agreement shall have the same meaning as the defined capitalized terms in the Plan.

1.4 The Options granted hereunder are intended to qualify as Approved 102 Options designated as Capital Gains Options., in accordance with the terms of the Plan.

2. TERM OF OPTIONS

2.1 Subject to the terms, conditions and restrictions set forth herein, the term of this Option Agreement and of the Options shall be ten years from the date of grant (the “Expiration Date”).

2.2 Any portion of the Options not exercised prior to the Expiration Date shall thereupon become null and void.

3. EXERCISE OF OPTIONS

3.1 Vesting of Options

The Options shall become exercisable as follows:

Number of Options/Shares	Vesting Date [event]

Each of the foregoing dates shall be referred to as a “Vesting Date”, that portion of the Options vested on such date shall be referred to as the “Vested Portion”, and the other portion of the Options shall be referred to as the “NonVested Portion”. Upon the termination of the employment for any reason any NonVested Portion shall immediately expire.

3.2 Exercise – The Vested Portion may be exercised from time to time, in whole or in part, by presentation of a request to exercise form, substantially in the form attached hereto, to the Secretary of the Company, or such other person the Company may designate from time to time) at its principal office, which form must be duly executed by Optionee and accompanied by payment, of the Purchase Price (as defined below), multiplied by the number of Shares Optionee is purchasing at such time. Such payment to be made by (i) cash, (ii) by check payable to the Company.

3.3 Purchase Price – The purchase price (the “Purchase Price”) payable upon exercise of the Options shall be one US Dollar and seventy four Cents ($1.74) per Share, which is not less than the Fair Market Value of the Share on the date of grant of the Options hereunder. The Purchase Price shall be paid in NIS pursuant to the exchange rate of the US Dollar to the NIS published by the Israel Bank known at the date of the Exercise.

3.4 Tax Consequences – The tax consequences of stock options are complex and subject to change. The Optionee should consult with his or her tax advisor before exercising any Option or disposing of any Shares acquired upon the exercise of an Option.

The granting of the Options hereunder is subject to the provisions of Section 102 rules. At the time of transfer of the Approved 102 Options or the Shares issuable upon their exercise (the “102 Shares”) from the Trustee to Optionee, Optionee shall be subject to taxation. The tax consequences resulting from the exercise and transfer are the Optionee’s sole and absolute responsibility, and payment of the tax (including by way of withholding) is a precondition for the sale or transfer of Approved 102 Option or 102 Shares from the Trustee.

3.5 Trust – As required by the Section 102 rules and to secure performance of applicable tax requirements, the Approved 102 Options shall be held in Trust by the Trustee, and shall be released from such Trust only upon full compliance with the legal requirements and the terms set forth herein and in the Plan. For this purpose, a trust instrument was signed between the Company and the Trustee, a copy of which is available for the Optionee’s review (the “Trust Agreement”). The conditions under the Trust Agreement apply to the Options granted under this agreement.

3.6 Further details regarding Section 102 – The income resulting from the granting and the exercise of the Options shall be deferred for as long as the Option and the 102 Shares are held by the Trustee. As a condition to such deferral, the Section 102 rules require further that the Options and the 102 Shares, be held by the Trustee for a period of at least 2 years as of their Date of Grant or such other period as shall be determined under Section 102 and the rules, regulation and order s promulgated thereunder.

3.7 Withholding of Taxes – The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee. Notwithstanding anything to the contrary contained herein, if the Optionee is entitled to receive Shares upon exercise of an Option, the Company shall have the right to require the Optionee, prior to the delivery of such Shares, to pay to the Company the amount of any income taxes and other amounts that the Company is required by law to withhold.

4.	EXERCISE AFTER CERTAIN EVENTS

4.1 Termination of All Services – In the event that Optionee’s Service, other than upon the Optionee’s death or Disability, vested Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination (but in no event after the earlier of (i) the expiration date of this Option Agreement as set forth herein, and ten (10) years from the Date of Grant).

4.2 Disability and Death – If Optionee becomes is disabled, or dies, while an Employee, Director or Consultant of the Company or its Affiliate(s), or within the three (3) months after the termination of the Optionee’s Service vested Options then held (to the extent then exercisable) may be exercised by Optionee, Optionee’s personal representative, or by the person to whom this Option Agreement is transferred by will or the laws of descent and distribution, in whole or in part, at any time within twelve (12) months after the Disability or death (but in no event after the earlier of (i) the expiration date of this Option Agreement set forth herein, and (ii) ten (10) years from the Date of Grant.

5.	RIGHTS OF EMPLOYEES

Nothing in this Option Agreement will confer or be deemed to confer on Optionee any right to continue in the employ of, or to continue any other relationship with, the Company or its Affiliates, or to limit in any way the right of the Company or of any of its Affiliates to terminate Optionee’s employment or, with or without cause.

6. SECURITIES LAWS

6.1 Regulatory Compliance – This Option Agreement will not be effective unless it is in compliance with all applicable U.S federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of this Option Agreement and also on the date of exercise or other issuance. Notwithstanding any other provision herein, the Company will have no obligation to issue or deliver certificates for Shares under this Option Agreement prior to (a) obtaining any approvals from governmental agencies that it determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable.

6.2 Investment Intent at Grant – Optionee represents and agrees that the Shares to be acquired upon exercising this Option Agreement will be acquired for investment, and not with a view to the sale or distribution thereof.

6.3 Investment Intent at Exercise – In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option Agreement are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

6.4 Legends – All certificates for Shares or other securities delivered under this Option Agreement will be subject to such stock transfer orders, legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

All certificates evidencing the Shares in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY STATE SECURITIES LAW. THESE SHARES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY

6.5 Removal of Legends – If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Option Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

6.6 Administration – Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 6 shall be final and binding on Optionee and all other persons.

7. MARKET STAND-OFF

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including an initial public offering, Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Option Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days. The Market Stand-Off shall in any event terminate two (2) years after the date of the initial public offering.

8. NOTICES

All notices to be given by either party to the other shall be in writing and may be transmitted by personal delivery, facsimile transmission, overnight courier or mail, registered or certified, postage prepaid with return receipt requested; provided, however, that notices of change of address or telex or facsimile number shall be effective only upon actual receipt by the other party. Notices shall be delivered at the following addresses, unless changed as provided for herein.

To Optionee:	At the address at the end of this Option Agreement

To Company:	GlassHouse Technologies, Inc. 200 Crossing Boulevard Framingham, MA 01702 USA

9. SEVERABILITY

Should any provision in this Option Agreement be held to be invalid or illegal, such illegality shall not invalidate the whole of this Option Agreement, but rather, this Option Agreement shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

10. ENTIRE AGREEMENT

This Option Agreement is subject to all the provisions of the Plan, a copy of which is attached hereto. This Option Agreement is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Option Agreement and those of the Plan, the provisions of the Plan shall control

IN WITNESS WHEREOF, this Option Agreement has been executed as of the         day of          , 20         .

GlassHouse Technologies, Inc.
By:
Title:

The undersigned acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set in the Option the Plan and the Trust Agreement; and acknowledges that as of the date of grant of this Option Agreement, it sets forth the entire understanding between the undersigned Optionee and the Company regarding the acquisition of stock in the Company and superceded all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company and (ii) the following agreements only:

Other Agreements:

None:	(initial)

OPTIONEE:

Signature

Name (Please Print)

Address

City/Zip

REQUEST TO EXERCISE FORM

Dated:

The undersigned hereby irrevocably elects to exercise all or part, as specified below, of the Vested Portion of the Option granted to him or her pursuant to that certain 102 Option Agreement effective                     , between the undersigned and GlassHouse Technologies, Inc. (the “Company”) to purchase an aggregate of          (        ) shares of the Company’s common stock, $.001 par value (the “Shares”).

The undersigned hereby tenders cash in the amount of $         per Share multiplied by                      (        ), the number of Shares he is purchasing at this time, for a total of $        , which constitutes full payment of the total Purchase Price thereof.

The Undersigned hereby affirms that he is aware that the options under this agreement are Approved 102 Options designated as Capital Gains Options and that he is familiar with the provisions of Section 102 and of the Capital Gains Options route.

INSTRUCTIONS FOR REGISTRATION OF SHARES IN GLASSHOUSE TECHNOLOGIES, INC.’S TRANSFER BOOKS

Name:
(Please typewrite or print in block letters)

Address:

Signature:

Accepted by :

By:

Name

Title